                                                                    EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                  In connection with the Quarterly Report on Form 10-Q of Spanish Broadcasting System, Inc. (the "Company") for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raul Alarcon, Jr., Chairman of the Board of Directors, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      Raul Alarcon, Jr.
                                      Chairman of the Board of Directors,
                                      President and Chief Executive Officer
                                      August 12, 2003



A signed original of this written statement required by Section 906 has been provided to Spanish Broadcasting System, Inc. and will be retained by Spanish Broadcasting System, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.